UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2007

IMARX THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33043	86-0974730
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 East 18th Street Tucson, AZ	85719-6803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 770-1259

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On December 21, 2007, ImaRx Therapeutics issued the press release attached to this report as Exhibit 99.1. The content of the press release is incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by ImaRx Therapeutics, Inc. on December 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2007	IMARX THERAPEUTICS, INC.

	By:	/s/ Kevin Ontiveros
Kevin Ontiveros, Vice President, Legal Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by ImaRx Therapeutics, Inc. on December 21, 2007.

4